THE GABELLI MATHERS FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2002

                                                      [GRAPHIC OMITTED]
                                               PICTURE OF HENRY G. VAN DER EB
                                                  HENRY G. VAN DER EB, CFA


TO OUR SHAREHOLDERS,

The S&P 500 Index declined for the third consecutive year in 2002, dropping 22.10%, as it matched the last three down year run of '39, '40 and '41. This, and a down January 2003, at least positions the index to equal the record four sequential down years of '29, '30, '31 and '32.

There are several historically bullish factors in place: record monetary and fiscal stimulus, and rising S&P 500 earnings, real U.S. GDP and consumer incomes. So why have stock prices continued to fall? The plunging velocity of money, slowing credit-dependent spending, pricey stocks, high system leverage, rising personal savings, $30 oil prices, and risk-averse investors who mistrust Wall Street's hype, all combine to create a powerful, bearish anti-growth headwind.

[GRAPHIC OMITTED]
INFORMATION FOLLOWS:

                                  M3 VELOCITY

The Gabelli Mathers Fund prepared this line chart with data provided by Dr. Edward Yardeni of Prudential Financial. The line is the velocity of money (measured by the ratio of US GDP divided by M3 ) from 1960 to 2002. The highest point is in 1960 at 1.76, dropping down to 1.30 at the end of 1986 / beginning of 1987, spiked to 1.66 in 1995, then dropped to a new low in 2002 of approximately 1.27. A red downward arrow is placed to highlight the drop in velocity from 1995 to 2002.

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

INVESTMENT PERFORMANCE AND PORTFOLIO HIGHLIGHTS

The Gabelli Mathers Fund total return for the year ended December 31, 2002 was (11.76)% vs. (22.10)% for the Standard & Poor's 500 Index. The Nasdaq Composite return for 2002 was (31.53)%, excluding dividends.

The bear market table below shows the percent decline (excluding dividends) for various stock market indices from all-time record closing highs to their October 9, 2002 closes.

   S&P SMALL CAP 600         (33.8)%    S&P 500 INDEX                (49.1)%    NIKKEI 225               (78.1)%
   DOW JONES IND.            (37.8)     WILSHIRE 5000                (50.2)     NASDAQ COMPOSITE         (77.9)
   RUSSELL 2000              (46.0)     VALUELINE COMP. (GEO)        (56.8)     NASDAQ 100               (82.8)
   FINANCIAL TIMES 100       (46.0)     DOW JONES UTILITY            (59.7)     SOXX SEMI. INDEX         (83.9)
   DOW JONES TRANS.          (46.8)     BIOTECH INDEX                (61.6)     INTERNET INDEX           (91.3)

The S&P 500 topped out on March 24th of 2000 at 1527 and declined to 777 on October 9th of 2002 for a total return loss of (47.41)%. The Gabelli Mathers Fund total return was (4.35)% during the same time period. Taking two longer term perspectives, the Fund's total return, from the December 23, 1974 major bear market bottom to December 31, 2002, is 2,253.99% vs. 2,135.88% for the S&P 500, and the Fund's total return since inception, more than 37 years ago, is 3,793.91% vs. 3,501.09% for the S&P 500.

After earning positive returns in each of the prior three years (1999: +5.73%, 2000: +5.02%, 2001: +4.25%) which compound to +15.75%, the Fund's negative return for 2002, while substantially less than the decline in the S&P 500, is nevertheless out of sync with our efforts to generate positive returns under various market conditions. Despite diligent research, the loss of value occurred in long positions which were negatively impacted by improbable occurrences of company-specific events, in particular, unconscionable breaches of management, auditor, board, and both investment and commercial banker business ethics and fiduciary trust.

The Gabelli Mathers Fund maintained a risk-averse portfolio structure during 2002. For the year, the equity segment of the portfolio averaged 3.3% long and 1.2% short individual stocks, within ranges of 0% to 12.7%, and 0% to 13.6% of assets, respectively. The fixed income segment of the portfolio averaged 96.7% U.S. Treasury securities, primarily short-term Treasury bills, within a range of 87.3% to 100% of assets. The short equity segment of the portfolio, and the fixed income segment, which was limited to U.S. Treasury securities and U.S. Treasury collateralized repos in 2002, each added to the Fund's total return, while the long equity segment had a negative return.

During the year, a small portion of the Fund's common stock segment was invested in takeover-target companies subject to friendly, all cash tender or merger offers from acquiring companies. The Fund purchased these event-driven stocks after the deals were publicly announced, generally by a financially strong, strategically motivated buyer. These stocks typically earn relatively high annualized returns and are held for short time periods which disproportionately raises the portfolio turnover rate when the Fund's cash position is high and the percent invested in stocks is low. The Fund may continue to utilize this defensive, non-market correlated strategy to potentially increase cash returns above the prevailing level of short-term interest rates.

The majority of the Fund's equity segment, both long and short, was generally invested in stocks of companies with special situation catalysts which, if triggered, have the potential to generate price appreciation. The Fund also held small dollar positions in relatively speculative low-priced stocks when their risk-versus-reward was deemed favorable, and used short-term trading strategies in stocks, both long and short, to control its overall portfolio risk profile in various market conditions. The returns from both the takeover and special situation groups of stocks and the trading strategies typically have a low or inverse correlation with changes in the S&P 500 and other major stock market indices.

The Fund's portfolio remained conservatively invested at year end, with high cash and minimal long and short positions, awaiting lower risk entry points to initiate new capital commitments. There is no change in our long-standing bearish strategy and outlook for the market.

[GRAPHIC OMITTED]
INFORMATION FOLLOWS:

          U.S. STOCK MARKET CAPITALIZATION AS A PERCENT OF NOMINAL GDP

The Gabelli Mathers Fund prepared this line graph with data provided by Topline Investment Graphics, Boulder, CO. The line is the ratio of stock market capitalization to nominal GDP. The chart's X-axis represents years, from 1926 through 2002 and its Y-axis shows percentage points, from 1 to 185. The average, since 1926, has been 54.0%. The high points (August 1929, 81.4%; November 1968, 77.7%; December 1972, 78.0% and March 2000, 183.3%) were all followed by severe bear markets. The December 2002 value is 87.6%. Note: Total market value of U.S. stocks would have to decline 38.4% to reach the 76-year average ratio of 54.0%.

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

The Fund's tax loss carryforward from prior years is expected to offset any net realized portfolio capital gains in 2003, as was the case in 2002. Capital gains realized on investments in 2004 and future years are expected to be offset until the carryforward is either used up or expires. Accordingly, there will be no taxable distribution from capital gains until such time.

TERMINAL VELOCITY

Economist Irving Fisher developed the Quantity Theory of Money, expressed as MV=PT or money supply times velocity equals price times output or nominal GDP. Falling money velocity (cover chart), as measured by the ratio of U.S. GDP / M3, impedes economic growth and is deflationary. The recent statement by the NBER, the arbiter of U.S. business cycle peaks and troughs, that the recession which started in March 2001 may not be over, reflects this dynamic.

The Federal Reserve can control the quantity of money but not its transactional velocity, which is the number of times each dollar is spent annually. Consumer, business and investor confidence in the future are the primary determinants of velocity. This is why the Fed and Washington have intensely focused their monetary and economic policy initiatives on improving the current gloomy psychology toward consumption, capital spending, hiring, and buying stocks.

[GRAPHIC OMITTED]
INFORMATION FOLLOWS:

                THE BUBBLE IN STOCKS: AN HISTORICAL PERSPECTIVE

The Gabelli Mathers Fund prepared this line graph with data provided by BCA Research. This chart reflects the Standard & Poor's 500 stock index adjusted for inflation. The x-axis reflects the years from 1871 through 2002 and its y-axis is on a logarithmic scale and extends from 15 to 260. The long-term least squares trend line from 1871 through December 2002 is also on the chart. The chart is a line chart with monthly data and shows the extreme overvaluation (measured as the divergence above the trend line) in the S&P 500 index. Current level is approximately 191, almost 95 points above the least squares trend line.

Also contained within the chart is a table of data as follows:

S&P 500           PRICE            DIVIDEND           P/E
1928 - 2002       BOOK             YIELD %            RATIO
-----------       -----            --------           -----
5 Major Bottoms     0.9              7.14               7.8
Long-term Average   1.9              3.82              14.7
6 Major Tops        2.4              2.94              20.2
-----------

Sep. '29 Top        3.6              2.86              21.1
Aug. '87 Top        2.5              2.58              22.9
Mar. '00 Top        7.3              1.10              31.7
Dec. '02            4.0              1.82              28.9

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

Monetary and fiscal stimulus are currently being neutralized by the sharp decline in money velocity. Risk-averse consumers and investors are showing a high preference for short-term liquidity, which increases low household savings, but reduces needed consumption. Debt growth is slowing as the credit creation process falters. The U.S. is on the edge of a classic deflationary Keynesian "liquidity trap" similar to the one which has gripped Japan for the last ten years.

Over the last two years, the stock market and economy have not responded normally to lower short-term interest rates and record fiscal stimulus. The typical post WWII market response to Fed easing spurs GDP growth as long-term rates and the dollar decline and stocks rise. Until recently, all three have headed in the opposite direction, and now only stocks remain seriously out of step, although the declines in the dollar and long-term interest rates have been minor.

Stocks have been the canary in the coal mine from the very start of the Fed's current easing cycle on January 2, 2001. Their continued decline is a red flag that the typical post WWII business cycle analog and stock market response is not relevant today. The current boom-bust cycle resembles the U.S. in the '30s and Japan in the '90s. It is increasingly apparent that the most aggressive rate cuts in Fed history have been and are likely to remain relatively ineffective.

[GRAPHIC OMITTED]
INFORMATION FOLLOWS:

       TOTAL CREDIT MARKET DEBT (ALL SECTORS) AS % OF U.S. ECONOMY (GDP)

The chart contained here is a line graph displaying the amount of total credit market debt as a percentage of GDP for an 87-year period ending December 2002. The x-axis displays years from 1915 to 2002 and the y-axis is the ratio of debt level to GDP from 100% to 300%. The chart shows two debt bubbles. The first begins in 1917 at approximately 120%, peaks in 1930 at 265% and ends in 1937 at a level of approximately 135%. The current debt bubble began in 1981 at approximately 150% and reached 295% in December 2002.

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

THE VERY EFFORT OF INDIVIDUALS TO LESSEN THE BURDEN OF THEIR DEBTS INCREASES IT, BECAUSE OF THE MASS EFFECT TO LIQUIDATE. THE MORE THE DEBTORS PAY, THE MORE THEY OWE. THE MORE THE ECONOMIC BOAT TIPS, THE MORE IT TENDS TO TIP. IT IS NOT RIGHTING ITSELF, BUT IS CAPSIZING.
                                                            IRVING FISHER - 1933

One of the unintended consequences of today's very low short-term interest rates is the reduction in interest income and thus the potential for spending, which ironically, is now offsetting the very monetary and fiscal stimulus intended to increase consumption. Super low interest rates are bad news because they only occur when the positive correlation between stock and bond prices de-link for an extended period. Lower interest rates must generate rising stock prices since this is critical to spark a sustainable economic recovery and rising employment.

SECULAR BEAR MARKET

Historically, when manias develop into multi-year price bubbles, the resulting tops are secular or long term, versus cyclical or short term. In secular bull and bear markets the trend in prices remains in place for many years. Examples of secular bull tops include: U.S. stocks in 1929, gold in 1980, the U.S. dollar in 1985, the Nikkei in 1989, and now, U.S. stocks in 2000.

Since 1914, as shown on the chart of the Dow Jones Industrials below, there have been three secular bull markets, averaging 17 years each, and two secular bear markets each averaging 18 years. As it approaches its third birthday, the current secular bear is still a cub. The future price pattern may develop a profile similar to '29 -'49 or '66 -'82, or most likely, a new rendition. Whatever the outcome, there will no doubt, be several cyclical bulls and bears along the way.

[GRAPHIC OMITTED]
INFORMATION FOLLOWS:

                         SECULAR BULL AND BEAR MARKETS

The Gabelli Mathers Fund prepared this line chart showing the Dow Jones Industrial Average (Monthly) from 1900 to 2002. Red dotted lines indicate secular bear markets (1929 to 1949, 1966 to 1982, and 2000 to present). Green dotted lines indicate secular bull markets (1914 to 1929, 1949 to 1966 and 1982 to 2000).

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

DOWNSIDE RISK

Despite large declines, the major stock market indices remain very overpriced based on traditional valuation ratios. Remarkably, as shown on the inset box in the chart on page 4, the S&P 500's current fundamental valuation ratios are still above their averages for six major tops since 1928 (excluding 2000) and are about twice the levels of their long-term averages. A return to average valuations or undervaluation would mean a big drop in stocks from current levels.

WILD CARD

The price of crude oil is closely correlated with GDP growth, as shown on the chart below. A sharp rise over a short time period or a price above $30 a barrel has resulted in at least a slowdown in GDP growth, and in most cases a recession as consumer and business purchasing power is diverted to pay higher gasoline and other energy related costs.

A quick resolution with Iraq followed by a drop in the price of oil would be a short-term plus for stocks and the economy. However, this would not change the negative macro overhang of the U.S. economy's systemic imbalances of high debt, an unsustainable current account deficit, a rapidly accelerating Federal budget deficit, Social Security funding shortfall, and a wealth-shrinking secular bear market. These problems will take many years to resolve.

[GRAPHIC OMITTED]
INFORMATION FOLLOWS:

                PRICE OF WTI CRUDE OIL VS. U.S. REAL GDP GROWTH

The Gabelli Mathers Fund prepared this line chart with data supplied by BCA Research. The top half is the price of WTI Crude Oil from 1970 to 2002 with a dotted line at the $30 level. The bottom half of the chart is the US Real GDP from the same time period with a dotted line at the 0 level.

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

HOUSE OF CARDS

Total U.S. credit market debt as a percent of U.S. GDP has more than doubled since 1980 and is now a record 295% as shown on the chart on page 5. This debt bubble is the cumulative result of the long-term over stimulation of consumption and capital expenditures funded by excessive borrowing by consumers, business, and Federal, state, and local governments.

Since 1980, the normal balance sheet de-leveraging forces of recession have been held in check by easy credit policies and tax incentives that encourage debt financed spending. Current lending standards for obtaining a home mortgage or home equity loan are extraordinarily lax and, as shown on the chart below, have resulted in a quadrupling of mortgage debt since 1995. The hyper leveraged GSE, Fannie Mae, is the antithesis of prudent lending practices.

Despite rising prices, home owners' equity has declined to a high risk 56% of housing market values. If prices decline 30%, home owners' equity will be more than cut in half to 26%, leaving no cushion. Commercial real estate prices have topped and residential prices will likely follow. When this bubble bursts, the ripple effect will far exceed that produced by stock market losses.

[GRAPHIC OMITTED]
INFORMATION FOLLOWS:

              MORTGAGE BORROWING (4-quarter sum, billion dollars)

The Gabelli Mathers Fund prepared this line chart with data provided by Dr. Edward Yardeni of Prudential Financial. The line chart indicates the level of mortgage borrowing from 1980 to 2002 with red arrows indicating a bubble from 2001 to 2002.

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

TO COMBAT THE DEPRESSION BY A FORCED CREDIT EXPANSION IS TO ATTEMPT TO CURE THE EVIL BY THE VERY MEANS WHICH BROUGHT IT ABOUT... A PROCEDURE WHICH CAN ONLY LEAD TO A MUCH MORE SEVERE CRISIS AS SOON AS THE CREDIT EXPANSION COMES TO AN END.

                                                          FRIEDRICH HAYEK - 1933
                                       8

[GRAPHIC OMITTED]
INFORMATION FOLLOWS:

             U.S. GDP IMPLICIT PRICE DEFLATORS (Y/Y PERCENT CHANGE)

The Gabelli Mathers Fund prepared this line chart with data provided by Dr. Edward Yardeni of Prudential Financial. A dotted line indicates the level of goods and a solid line indicates the level of services from 1960 to 2002. A horizontal line is shown at the 0 level.

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

RECESSION VS. DEFLATIONARY DEPRESSION

Deflation per se is usually benign, but mixed with high debt levels and 1% short interest rates, it may be difficult to prevent. Typical post WWII recessions were induced by the Fed tightening to cool excess demand and inflation and ended when rates were cut. In a deflationary depression, the Fed loses control because monetary policy ceases to work as short rates approach 0%.

The U.S. GDP price measure (shown above) for goods is now deflating and for services, disinflating. The Fed is now intent on flooding the U.S. financial system with liquidity in an attempt to lift consumer and business confidence, reflate stocks and consumer prices and revive economic growth before the spreading forces of economic contraction tip the U.S. and foreign economies into a global deflationary spiral. To sustain a recovery, real interest rates (nominal minus inflation) must remain negative to ease debt burdens. Since the nominal Fed funds rate is 1 1/4%, even mild deflation will turn real rates positive, increasing the risks of a debt bubble collapse.


                                Sincerely,

                                /S/ HENRY G. VAN DER EB
                                HENRY G. VAN DER EB, CFA
                                President and Portfolio Manager

January 31, 2003

TAX LOSS CARRYFORWARD OFFSETS CAPITAL GAINS

The Fund's tax loss carryforward from prior years is expected to offset any net realized portfolio capital gains in 2003, as was the case in 2002. Capital gains realized on investments in 2004 and future years are expected to be offset until the carryforward is either used up or expires. Consequently, there will be no taxable distributions from capital gains until such time.

WWW.GABELLI.COM

Please visit us on the Internet. The Gabelli home page at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can e-mail us at info@gabelli.com.

MINIMUM INITIAL INVESTMENT

The Fund's minimum initial investment is $1000 for regular and $250 for all retirement accounts, with no subsequent minimums. No initial minimum is required for accounts starting an Automatic Investment Plan. The Gabelli Mathers Fund and other Gabelli Mutual Funds are available through no-transaction fee programs at many major discount brokerage firms.


              GROWTH OF $10,000 INVESTMENT IN GABELLI MATHERS FUND
                                LOGARITHMIC SCALE

                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:
           FUND             S&P 500
'65      10,000             10,000
         12,089             10,768
         12,597              9,685
         24,265             12,007
         30,783             13,336
'70      28,936             12,201
         29,507             12,689
         35,358             14,506
         41,060             17,258
         25,806             14,732
'75      17,908             10,833
         28,124             14,864
         40,604             18,410
         46,369             17,072
         53,350             18,195
'80      78,189             21,552
        109,688             28,537
        101,195             27,137
        116,229             32,945
        135,017             40,364
'85     131,528             42,892
        167,663             56,523
        191,100             67,101
        242,765             70,621
        276,083             82,317
'90     304,807            108,370
        336,586            105,016
        368,369            136,934
        379,823            147,347
        387,951            162,173
'95     365,089            164,296
        390,696            225,972
        390,405            277,851
        402,144            370,545
        381,178            476,942
'00     402,967            577,372
        423,183            524,788
        451,060            368,105

PERCENT AVERAGE ANNUAL RETURNS *

                         1 YR   5 YRS   10 YRS  20 YRS  25 YRS  30 YRS  37 YRS**

GABELLI MATHERS FUND    (11.76) (0.64)   0.25     6.23    8.88    7.79    10.29
Standard & Poor's 500   (22.10) (0.59)   9.34    12.70   12.97   10.66    10.06

     * All periods ended 12-31-02. Average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
     ** From commencement of investment operations on August 19, 1965.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period covered in this report. The manager's views are subject to change at any time based on market and other conditions. The Standard & Poor's 500, the Dow Jones Industrial Average and the Nasdaq Composite and other indices shown on page 2 are unmanaged indicators of stock market performance.

THE GABELLI MATHERS FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        ------
              COMMON STOCKS -- 0.6%
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
       2,000  Rational Software
                Corp.+ ............ $    20,880  $    20,780
                                    -----------  -----------
              ENERGY AND UTILITIES -- 0.5%
      60,000  Sierra Pacific
                Resources .........     383,268      390,000
                                    -----------  -----------
              EQUIPMENT AND SUPPLIES -- 0.1%
         500  American Water Works
                Co. Inc. ..........      22,790       22,740
       1,000  Osmonics Inc.+ ......      16,940       16,940
                                    -----------  -----------
                                         39,730       39,680
                                    -----------  -----------
              FOOD AND BEVERAGE -- 0.0%
       1,000  Dole Food Co. Inc. ..      32,670       32,580
                                    -----------  -----------
              HEALTH CARE -- 0.0%
       3,000  OraPharma Inc.+ .....      22,020       21,960
       1,000  Triangle Pharmaceuticals
                Inc.+ .............       5,930        5,940
                                    -----------  -----------
                                         27,950       27,900
                                    -----------  -----------
              TOTAL COMMON STOCKS .     504,498      510,940
                                    -----------  -----------
    PRINCIPAL
     AMOUNT
    ----------
              U.S.  GOVERNMENT  OBLIGATIONS -- 86.5%
 $70,000,000    U.S.  Treasury
                Bills, 1.120% to
                1.125%++, 01/23/03 to
                02/20/03 (d) ......  69,917,184   69,917,184
                                    -----------  -----------
              REPURCHASE AGREEMENTS -- 13.0%
   4,000,000  ABN Amro, 1.100%, dated
                12/31/02, due 01/02/03,
                proceeds at maturity,
                $4,000,244 (a) ....  4,000,000    4,000,000
   3,493,265  State Street Bank and Trust Co.,
                1.050%, dated 12/31/02,
                due 01/02/03, proceeds at
                maturity,
                $3,493,469 (b) ....   3,493,265    3,493,265
   3,000,000  Warburg Dillon Reed, 1.050%,
                dated 12/31/02, due
                01/02/03, proceeds at
                maturity,
                $3,000,175 (c) ....   3,000,000    3,000,000
                                    -----------  -----------
              TOTAL REPURCHASE
                AGREEMENTS ........  10,493,265   10,493,265
                                    -----------  -----------
              TOTAL INVESTMENTS --
                100.1% ............ $80,914,947   80,921,389
                                    ===========
              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.1)% ....     (94,210)
                                                 -----------
              NET ASSETS -- 100.0% ............. $80,827,179
                                                 ===========
                                                   MARKET
      SHARES  COMMON STOCKS           PROCEEDS      VALUE
      ------  -------------           --------     ------
              SECURITIES SOLD SHORT
      10,000  Archer-Daniels-
                Midland Co. ........ $ (139,246) $  (124,000)
      10,000  AT&T Corp. ...........   (264,042)    (261,100)
       2,000  Cheesecake
                Factory Inc.+ ......    (74,129)     (72,300)
       5,000  Coca-Cola Co. ........   (229,243)    (219,100)
       5,000  Diamonds Trust .......   (431,052)    (417,550)
       5,000  Gymboree Corp.+ ......    (95,345)     (79,300)
       1,000  Harley-Davidson Inc. .    (45,949)     (46,200)
         500  J.C. Penney Co. Inc. .    (10,975)     (11,505)
       2,000  NeoPharm Inc.+ .......    (27,939)     (20,280)
       5,000  OfficeMax Inc.+ ......    (30,899)     (25,000)
       2,000  Pfizer Inc. ..........    (61,165)     (61,140)
       2,000  Polaris Industries
                Inc. ...............   (120,796)    (117,200)
       3,000  Research in
                Motion Ltd.+ .......    (41,909)     (39,360)
       1,000  Sharper Image Corp.+ .    (18,116)     (17,430)
      15,000  Standard & Poor's
                Depository Receipts  (1,393,708)  (1,323,450)
      15,000  Tiffany & Co. ........   (311,291)    (358,650)
                                    -----------  -----------
              TOTAL SECURITIES
                SOLD SHORT .........$(3,295,804) $(3,193,565)
                                    ===========  ===========
--------------------------
              For Federal tax purposes:
              Aggregate cost ................... $80,914,947
                                                 ===========
              Gross unrealized appreciation .... $     6,742
              Gross unrealized depreciation ....        (300)
                                                 -----------
              Net unrealized appreciation/
                (depreciation) ................. $     6,442
                                                 ===========

-------------------------
 (a) Collateralized by U.S. Treasury Bond, 12.750%, due 11/15/10, market value $4,080,610.
 (b) Collateralized by U.S. Treasury Bond, 8.500%, due 02/15/20, market value $3,564,660.
 (c) Collateralized by U.S. Treasury Bond, 8.000%, due 11/15/21, market value $2,991,190.
 (d) At December 31, 2002, $18,000,000 of the principal amount was pledged as collateral for short sale securities.
   + Non-income producing security.
  ++ Represents annualized yield at date of purchase.

                See accompanying notes to financial statements.

                            THE GABELLI MATHERS FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (cost $70,421,682) ......$  70,428,124
  Repurchase Agreements, at value
    (cost $10,493,265) ..........................   10,493,265
  Receivable for investments sold ...............    3,295,803
  Dividends and interest receivable .............          311
  Receivable for fund shares sold ...............           90
                                                 -------------
  TOTAL ASSETS ..................................   84,217,593
                                                 -------------
LIABILITIES:
  Securities sold short (proceeds $3,295,804) ...    3,193,565
  Dividends payable on securities sold short ....       10,063
  Payable for Fund shares redeemed ..............        4,743
  Payable for investment advisory fees ..........       68,961
  Payable for distribution fees .................       17,240
  Other accrued expenses and liabilities ........       95,842
                                                 -------------
  TOTAL LIABILITIES .............................    3,390,414
                                                 -------------
  NET ASSETS applicable to 7,474,446
    shares outstanding ..........................$  80,827,179
                                                 =============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value ...$   7,474,446
  Additional paid-in capital ....................  120,590,782
  Accumulated net realized gain/(loss)
    on investments ..............................  (47,346,730)
  Net unrealized appreciation/(depreciation) on
    securities sold short .......................      102,239
  Net unrealized appreciation/(depreciation)
    on investments ..............................        6,442
                                                 -------------
  NET ASSETS ....................................$  80,827,179
                                                 =============
  NET ASSET VALUE, offering and redemptions
    price per share ($80,827,179 / 7,474,446
    shares outstanding; 100,000,000 shares
    authorized of $1.00 par value) ..............       $10.81
                                                        ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest ...................................$  1,383,507
  Dividends ..................................         900
  Other Income ...............................      47,882
                                              ------------
  TOTAL INVESTMENT INCOME ....................   1,432,289
                                              ------------
EXPENSES:
  Investment advisory fees ...................     880,392
  Distribution fees ..........................     220,098
  Trustees' fees .............................      78,615
  Shareholder services fees ..................      69,187
  Custodian fees .............................      42,066
  Shareholder communications expenses ........      34,856
  Legal and audit fees .......................      28,040
  Registration fees ..........................      19,908
  Dividends on securities sold short .........      19,046
  Miscellaneous expenses .....................      41,787
                                              ------------
  TOTAL EXPENSES .............................   1,433,995
                                              ------------
  NET INVESTMENT LOSS ........................      (1,706)
                                              ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND SECURITIES SOLD SHORT:
  Net realized gain/(loss) on investments .... (12,725,118)
  Net realized gain/(loss)
    on securities sold short .................     285,919
  Net change in unrealized appreciation/
    (depreciation) on investments and
    securities sold short ....................   1,274,536
                                              ------------
  NET REALIZED AND UNREALIZED GAIN/(LOSS)
    ON INVESTMENTS AND SECURITIES SOLD SHORT . (11,164,663)
                                              ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................$(11,166,369)
                                              ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED           YEAR ENDED
                                                                               DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                               --------------------------------------
OPERATIONS:
  Net investment income/(loss) ...................................................$     (1,706)        $  2,430,326
  Net realized gain/(loss) on investments ........................................ (12,725,118)           1,262,507
  Net realized gain/(loss) on securities sold short ..............................     285,919             (939,608)
  Net change in unrealized appreciation/(depreciation) on investments
    and securities sold short ....................................................   1,274,536            1,365,795
                                                                                  ------------         ------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................ (11,166,369)           4,119,020
                                                                                  ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ..........................................................          --           (2,311,917)
                                                                                  ------------         ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................          --           (2,311,917)
                                                                                  ------------         ------------
SHARE TRANSACTIONS:
  Net decrease in net assets from shares of beneficial interest transactions .....  (5,899,570)          (3,769,379)
                                                                                  ------------         ------------
  NET DECREASE IN NET ASSETS ..................................................... (17,065,939)          (1,962,276)
NET ASSETS:
  Beginning of period ............................................................  97,893,118           99,855,394
                                                                                  ------------         ------------
  End of period ..................................................................$ 80,827,179         $ 97,893,118
                                                                                  ============         ============

                See accompanying notes to financial statements.

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Mathers Fund (the "Fund") was organized on June 17, 1999 as a Delaware business trust. The Fund commenced investment operations on October 1, 1999 as the successor to the Mathers Fund, Inc. (the "Mathers Fund") which was organized on March 31, 1965 as a Maryland corporation. The Mathers Fund commenced investment operations on August 19, 1965. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2002, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. Securities sold short at December 31, 2002 are reflected in the Portfolio of Investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2002, reclassifications were made to decrease accumulated net investment loss for $6,901 and a decrease to accumulated net realized loss on investments for $27,433, with an offsetting adjustment to additional paid-in capital.

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended December 31, 2002 and 2001 were as follows:

                                                  YEAR ENDED           YEAR ENDED
                                               DECEMBER 31, 2002    DECEMBER 31, 2001
                                               -----------------    -----------------
     DISTRIBUTIONS PAID FROM:
     Ordinary income
       (Inclusive of short term capital gains) .... $    --              $2,311,917
                                                    -------              ----------
     Total distributions paid ..................... $    --              $2,311,917
                                                    =======              ==========

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Accumulated capital loss carryforward ..........$(47,346,730)
                  Net unrealized appreciation/(depreciation) .....     108,681
                                                                  ------------
                  Total accumulated loss .........................$(47,238,049)
                                                                  ============

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2002 of $47,346,730. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $4,819,701 of the loss carryforward is available through 2003; $22,226,886 is available through 2004; $7,869,968 is available through 2006; and $12,430,175 is available through 2010.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. On October 1, 1999, the Fund's Board of Trustees adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $220,098, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2002, other than short term securities, aggregated $29,961,986 and $25,600,061, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2002, the Fund paid brokerage commissions of $206,500 to Gabelli & Company, Inc.

The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory agreement between the Fund and the Adviser. During fiscal 2002, the Gabelli Mathers Fund reimbursed the Adviser $34,800 in connection with the cost of computing the Fund's net asset value.

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                               YEAR ENDED                        YEAR ENDED
                                                            DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                     ----------------------------      ----------------------------
                                                        SHARES          AMOUNT            SHARES          AMOUNT
                                                     ----------      ------------      ----------     -------------
Shares sold ........................................    729,693      $  8,237,339       1,343,699     $  16,580,871
Shares issued upon reinvestment of dividends .......         --                --         172,503         2,118,330
Shares redeemed .................................... (1,246,765)      (14,136,909)     (1,812,168)      (22,468,580)
                                                     ----------      ------------      ----------     -------------
    Net decrease ...................................   (517,072)     $ (5,899,570)       (295,966)    $  (3,769,379)
                                                     ==========      ============      ==========     =============

8. FINANCIAL HIGHLIGHTS. Selected data for a share of beneficial interest outstanding throughout each period:

                                                                         YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------------------
                                                       2002           2001          2000         1999(A)        1998
                                                      ------         ------        ------        -------       ------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ............. $ 12.25       $ 12.05        $ 11.94       $ 11.73        $ 13.06
                                                      -------       -------        -------       -------        -------
   Net investment income/(loss) .....................   (0.00)*        0.30           0.49          0.46           0.58
   Net realized and unrealized
     gain/(loss) on investments .....................   (1.44)         0.21           0.11          0.21          (1.26)
                                                      -------       -------        -------       -------        -------
   Total from investment operations .................   (1.44)         0.51           0.60          0.67          (0.68)
                                                      -------       -------        -------       -------        -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ............................      --         (0.31)         (0.49)        (0.46)         (0.65)
                                                      -------       -------        -------       -------        -------
   Total distributions ..............................      --         (0.31)         (0.49)        (0.46)         (0.65)
                                                      -------       -------        -------       -------        -------
   NET ASSET VALUE, END OF PERIOD ................... $ 10.81       $ 12.25        $ 12.05       $ 11.94        $ 11.73
                                                      =======       =======        =======       =======        =======
   Total return+ ....................................(11.76)%         4.25%          5.02%         5.73%        (5.21)%
                                                      =======       =======        =======       =======        =======
RATIOS TO AVERAGE NET ASSETS
   AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ............. $80,827       $97,893        $99,855      $104,693       $108,548
   Ratio of net investment income/(loss)
     to average net assets .......................... (0.00)%         2.45%          3.79%         3.50%          4.56%
   Ratio of operating expenses
     to average net assets ..........................   1.63%(b)      1.35%(b)       1.34%(b)      1.24%(b)       1.16%(b)
   Portfolio turnover rate ..........................    776%         1013%           977%          922%            67%

--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) Gabelli Funds, LLC became the sole investment adviser of the Fund on October 1, 1999.

(b) The Fund incurred dividend expense on securities sold short for the years ended December 31, 2002, 2001, 2000, 1999 and 1998. If the dividend expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.61%, 1.33%, 1.31%, 1.24%, and 1.12%, respectively.

*   Amount is less than $0.005 per share.

THE GABELLI MATHERS FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Gabelli Mathers Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and securities sold short, of The Gabelli Mathers Fund (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended December 31, 1998 were audited by other auditors whose report dated January 15, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Mathers Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /S/ Ernst & Young LLP
New York, New York
February 7, 2003

THE GABELLI MATHERS FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Mathers Fund at One Corporate Center, Rye, NY 10580.

                            TERM OF        NUMBER OF
NAME, POSITION(S)         OFFICE AND     FUNDS IN FUND
   ADDRESS 1              LENGTH OF    COMPLEX OVERSEEN     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
    AND AGE             TIME SERVED 2     BY TRUSTEE        DURING PAST FIVE YEARS                       HELD BY TRUSTEE
----------------        -------------  ---------------- ---------------------------------------        -------------------
INTERESTED TRUSTEES 3:
---------------------
MARIO J. GABELLI, CFA       Since 1999       22      Chairman of the Board and Chief Executive        Director of Morgan Group
Trustee and Chairman                                 Officer of Gabelli Asset Management Inc. and     Holdings, Inc. (holding
Age: 60                                              Chief Investment Officer of Gabelli Funds,       company); Vice Chairman of
                                                     LLC and GAMCO Investors, Inc.;                   Lynch Corporation (diversified
                                                     Chairman and Chief Executive Officer of          manufacturing and
                                                     Lynch Interactive Corporation (multimedia        communication services)
                                                     and services)

KARL OTTO POHL              Since 1999       31      Member of the Shareholder Committee of Sal       Director of Gabelli
Trustee                                              Oppenheim Jr. & Cie (private investment          Asset Management Inc.
Age: 73                                              bank); Former President of the                   (investment management);
                                                     Deutsche Bundesbank and Chairman of its          Chairman, Incentive Capital
                                                     Central Bank Council (1980-1991)                 and Incentive Asset
                                                                                                      Management (Zurich);
                                                                                                      Director at Sal Oppenheim
                                                                                                      Jr. & Cie, Zurich

HENRY G. VAN DER EB, CFA 4  Since 1976        2      Prior to October 1999, Chairman and Chief          --
Trustee, President and                               Executive Officer of Mathers Fund, Inc. and
Chief Executive Officer                              President of Mathers and Company, Inc.
Age: 57

NON-INTERESTED TRUSTEES:
-----------------------
E. VAL CERUTTI              Since 2001        4      Chief Executive Officer of Cerutti Consultants,  Director of Lynch
Trustee                                              Inc.; Former President and Chief Operating       Corporation
Age: 63                                              Officer of Stella D'oro Biscuit Company
                                                     (through 1992); Adviser, Iona College
                                                     School of Business

ANTHONY J. COLAVITA         Since 1999       33      President and Attorney at Law in the law firm      --
Trustee                                              of Anthony J. Colavita, P.C. since 1961
Age: 67

VINCENT D. ENRIGHT          Since 1999        9      Former Senior Vice President and Chief             --
Trustee                                              Financial Officer of KeySpan Energy
Age: 59                                              Corporation

ANTHONY R. PUSTORINO        Since 1999       17      Certified Public Accountant; Professor Emeritus,   --
Trustee                                              Pace University
Age: 77

WERNER J. ROEDER, MD        Since 1999       26      Vice President/Medical Affairs of Lawrence         --
Trustee                                              Hospital Center and practicing private physician
Age: 62

ANTHONIE C. VAN EKRIS       Since 1999       18      Managing Director of BALMAC                        --
Trustee                                              International, Inc. (commodities)
Age: 68

THE GABELLI MATHERS FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                            TERM OF        NUMBER OF
NAME, POSITION(S)         OFFICE AND     FUNDS IN FUND
   ADDRESS 1              LENGTH OF    COMPLEX OVERSEEN     PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS
    AND AGE             TIME SERVED 2     BY TRUSTEE        DURING PAST FIVE YEARS                HELD BY TRUSTEE
----------------        -------------  ---------------- --------------------------------        -------------------
OFFICERS:
--------
BRUCE N. ALPERT             Since 1999       --      Executive Vice President and Chief Operating        --
Executive Vice President                             Officer of Gabelli Funds, LLC since 1988 and
and Treasurer                                        an officer of all mutual funds advised by
Age: 51                                              Gabelli Funds, LLC and its affiliates.
                                                     Director and President of Gabelli Advisers, Inc.

EDITH L. COOK 4             Since 1984       --      Vice President of Gabelli Mathers Fund since 1999.  --
Vice President                                       Prior to October 1999, Vice President and
Age: 61                                              Treasurer of Mathers Fund, Inc. and Vice
                                                     President of Mathers and Company, Inc.

JAMES E. MCKEE              Since 1999       --      Vice President, General Counsel and Secretary       --
Vice President and                                   of Gabelli Asset Management Inc. since 1999
Secretary                                            and GAMCO Investors, Inc. since 1993; Secretary
Age: 39                                              of all mutual funds advised by Gabelli Advisers,
                                                     Inc. and Gabelli Funds, LLC

ANNE E. MORRISSY, CFA 4     Since 1987       --      Executive Vice President of Gabelli Mathers Fund    --
Executive Vice President                             and Vice President of Gabelli Asset Management Inc.
Age: 41                                              since 1999. Prior to October 1999, Executive Vice
                                                     President, Secretary and Director of Mathers
                                                     Fund, Inc. and Vice President of Mathers and
                                                     Company, Inc.

HEIDI M. STUBNER 4          Since 1995       --      Vice President of Gabelli Mathers Fund since 1999.  --
Vice President                                       Prior to October 1999, Vice President of
Age: 34                                              Mathers Fund, Inc.

1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or
  (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's By-Laws and Declaration of Trust.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli, Pohl and Van der Eb are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.
4 Address: 2801 Lakeside Drive, Suite 201, Bannockburn, IL 60015.

                            THE GABELLI MATHERS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                                BOARD OF TRUSTEES

   Mario J. Gabelli, CFA          Anthony R. Pustorino
   CHAIRMAN AND CHIEF             CERTIFIED PUBLIC ACCOUNTANT
   INVESTMENT OFFICER             PROFESSOR, PACE UNIVERSITY
   GABELLI ASSET MANAGEMENT INC.

   E. Val Cerutti                 Werner J. Roeder, MD
   CHIEF EXECUTIVE OFFICER        VICE PRESIDENT/MEDICAL AFFAIRS
   CERUTTI CONSULTANTS, INC.      LAWRENCE HOSPITAL CENTER

   Anthony J. Colavita            Henry G. Van der Eb, CFA
   ATTORNEY-AT-LAW                PRESIDENT AND CHIEF
   ANTHONY J. COLAVITA, P.C.      EXECUTIVE OFFICER
                                  THE GABELLI MATHERS FUND

   Vincent D. Enright             Anthonie C. van Ekris
   FORMER SENIOR VICE PRESIDENT   MANAGING DIRECTOR
   AND CHIEF FINANCIAL OFFICER    BALMAC INTERNATIONAL, INC.
   KEYSPAN ENERGY CORP.

   Karl Otto Pohl
   FORMER PRESIDENT
   DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGER

   Henry G. Van der Eb, CFA       Anne E. Morrissy, CFA
   PRESIDENT AND                  EXECUTIVE VICE PRESIDENT
   PORTFOLIO MANAGER

   Bruce N. Alpert                James E. McKee
   EXECUTIVE VICE PRESIDENT       SECRETARY
   AND TREASURER

   Heidi M. Stubner               Edith L. Cook
   VICE PRESIDENT                 VICE PRESIDENT

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Mathers Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB1726Q402SR


[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
MATHERS
FUND
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002